Exhibit 99.1

ServiceTitan Announces Fiscal Fourth Quarter and Full Fiscal Year 2026 Financial Results

LOS ANGELES – March 12, 2026 – ServiceTitan (NASDAQ: TTAN), the software platform that powers the trades, today announced financial results for the fiscal fourth quarter and full fiscal year ended January 31, 2026.

“Our vision and mission from the beginning have been simple: to inflect our customers' revenue and margins by automating their operations” said Ara Mahdessian, Co-Founder and CEO. “I am deeply proud to surpass a $1B annualized revenue run rate and to see our vision unfold faster than we ever could have imagined.”

“In FY27, we're planning to continue executing on our multi-year growth opportunities, to bring the Agentic Operating System for the trades to life, and to make a step function change in the velocity at which we execute,” said Vahe Kuzoyan, Co-Founder and President, “Behind compelling results from our pilot, we are doubling the capacity of Max this quarter, with plans to further expand over the course of the year.”

Fiscal Fourth Quarter and Full Fiscal Year 2026 Financial and Operational Highlights:

	Fiscal Fourth Quarter 2026	Fiscal Fourth Quarter 2025	Full Fiscal Year 2026	Full Fiscal Year 2025
	(in millions, except percentages, GTV and active customers)
Gross transaction volume (“GTV”) (in billions)(1)	$19.8	$17.0	$82.1	$68.5
YOY GTV growth	16%	26%	20%	23%

Total revenue	$254.0	$209.3	$961.0	$771.9
YOY revenue growth	21%	29%	24%	26%
Platform revenue	$245.1	$200.1	$925.4	$739.5
YOY platform revenue growth	23%	30%	25%	27%

GAAP loss from operations	($42.7)	($99.9)	($169.2)	($230.0)
Non-GAAP income from operations(2)	$27.1	$6.9	$94.1	$25.2
Non-GAAP operating margin(2)	10.7%	3.3%	9.8%	3.3%

GAAP net cash provided by operating activities	$40.6	$15.4	$110.1	$37.1
Non-GAAP free cash flow(2)	$35.4	$10.8	$85.1	$15.5

Net dollar retention	> 110%	> 110%
Total active customers			~10,800	~9,500
Gross dollar retention			> 95%	> 95%

_________________________

(1) Gross Transaction Volume (“GTV”) represents the sum of total dollars invoiced by our customers through the ServiceTitan platform in a given period, which is intended to be a proxy for the total revenue our customers generate.

(2) This press release uses non-GAAP financial measures that adjust GAAP financial measures for the impact of various items. See the section titled “Non-GAAP Financial Measures” and the tables entitled “GAAP to Non-GAAP Reconciliation” below for additional information.

Fiscal First Quarter and Fiscal Year 2027 Financial Outlook:

For fiscal first quarter 2027 and for the full fiscal year 2027, the Company currently expects:

	Fiscal First Quarter 2027	Full Fiscal Year 2027
(in millions)
Total revenue	$255- $257	$1,110 - $1,120
Non-GAAP income from operations(3)	$27 - $28	$128 - $133

_________________________

(3) ServiceTitan is not able, at this time, to provide an outlook for GAAP loss from operations or a reconciliation of expected non-GAAP income from operations to GAAP loss from operations for the fiscal first quarter 2027 or for the full fiscal year 2027 because of the difficulty of estimating certain items excluded from non-GAAP income from operations that cannot be reasonably calculated or predicted without unreasonable efforts. For example, charges related to stock-based compensation expense require additional inputs, such as the number and value of awards granted, that are not currently ascertainable.

Conference Call Information:

The financial results and business highlights will be discussed on a conference call and webcast scheduled at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on Thursday, March 12, 2026. Online registration for this conference call can be found here. The live webcast of the conference call can be accessed from ServiceTitan’s investor relations website at http://investors.servicetitan.com.

Following completion of the events, a webcast replay will also be available at http://investors.servicetitan.com for 12 months.

About ServiceTitan

ServiceTitan is the software platform that powers trades businesses. The company’s cloud-based, end-to-end solution gives contractors the tools they need to run and grow their business, manage their back office, and provide a stellar customer experience. By bringing an integrated SaaS platform to an industry historically underserved by technology, ServiceTitan is equipping tradespeople with the technology they need to keep the world running.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “strategy,” “target,” or “will,” or the negative of these words or other similar terms or expressions that concern ServiceTitan’s expectations, strategy, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding ServiceTitan’s financial outlook for total revenue and non-GAAP income from operations for fiscal first quarter 2027 ending April 30, 2026 and the full fiscal year ending January 31, 2027, and statements regarding our operating velocity, AI strategy, and plans for Max. ServiceTitan’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including those more fully described under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for fiscal third quarter 2026 ended October 31, 2025 as filed with the SEC on December 9, 2025, which should be read in conjunction with this press release and the financial results included herein. Additional information will be set forth in our Annual Report on Form 10-K for fiscal year ended January 31, 2026. The forward-looking statements in this release are based on information available to ServiceTitan as of the date hereof, and ServiceTitan undertakes no obligation to update any forward-looking statements, except as required by law.

Press Contact

Max Wertheimer

ServiceTitan, Inc.

press@servicetitan.com

Investor Contact

Jason Rechel

ServiceTitan, Inc.

investors@servicetitan.com

© 2026 ServiceTitan. All rights reserved. ServiceTitan, the ServiceTitan logo, and all ServiceTitan product and service names mentioned herein are registered trademarks or unregistered trademarks of ServiceTitan, Inc. in the United States and other countries. Other brand names and marks mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

ServiceTitan, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended January 31,		Fiscal
	2026	2025	2026	2025
Revenue:
Platform	$245,129	$200,074	$925,418	$739,486
Professional services and other	8,858	9,207	35,547	32,392
Total revenue	253,987	209,281	960,965	771,878
Cost of revenue:
Platform	56,990	53,785	213,544	202,982
Professional services and other	19,343	17,320	73,682	67,969
Total cost of revenue	76,333	71,105	287,226	270,951
Gross profit	177,654	138,176	673,739	500,927
Operating expenses:
Sales and marketing	73,848	69,735	290,885	253,349
Research and development	81,862	76,057	302,589	263,054
General and administrative	64,615	92,250	249,470	214,476
Total operating expenses	220,325	238,042	842,944	730,879
Loss from operations	(42,671)	(99,866)	(169,205)	(229,952)
Other expense, net
Interest expense	(1,094)	(3,193)	(7,227)	(15,517)
Interest income	4,432	3,637	19,279	8,765
Loss on extinguishment of debt	(1,488)	—	(1,488)	—
Other income (expense), net	625	(467)	1,528	(72)
Total other income (expense), net	2,475	(23)	12,092	(6,824)
Loss before income taxes	(40,196)	(99,889)	(157,113)	(236,776)
Provision for income taxes	1,541	1,054	2,740	2,318
Net loss	(41,737)	(100,943)	(159,853)	(239,094)
Adjustments to net loss attributable to common stockholders	—	(79,023)	—	(120,631)
Net loss attributable to common stockholders	$(41,737)	$(179,966)	$(159,853)	$(359,725)
Net loss per share, basic and diluted	$(0.44)	$(2.80)	$(1.73)	$(8.53)
Weighted-average shares used in computing net loss per share, basic and diluted	94,113,302	64,361,825	92,378,699	42,148,552

Disaggregated Revenue
	Three Months Ended January 31,		Fiscal
	2026	2025	2026	2025
Subscription	$192,044	$156,674	$712,292	$565,687
Usage	53,085	43,400	213,126	173,799
Platform revenue	245,129	200,074	925,418	739,486
Professional services and other	8,858	9,207	35,547	32,392
Total revenue	$253,987	$209,281	$960,965	$771,878

ServiceTitan, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

(unaudited)

	As of January 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$428,769	$441,802
Restricted cash	166	711
Accounts receivable, net of allowance of $11,963 and $4,698 as of January 31, 2026 and January 31, 2025, respectively	55,974	44,469
Deferred contract costs, current	14,964	11,554
Contract assets	57,777	45,926
Prepaid expenses	25,894	24,791
Other current assets	7,314	3,513
Total current assets	590,858	572,766
Restricted cash, noncurrent	417	333
Deferred contract costs, noncurrent	14,748	10,608
Property and equipment, net	38,902	56,667
Operating lease right-of-use assets	18,627	24,025
Internal-use software, net	39,246	35,775
Intangible assets, net	176,743	214,952
Goodwill	860,250	845,836
Other assets	5,266	7,686
Total assets	$1,745,057	$1,768,648
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and other accrued expenses	$52,262	$40,182
Accrued personnel related expenses	83,095	80,160
Deferred revenue, current	18,676	16,803
Operating lease liabilities, current	14,052	12,996
Short-term debt	—	1,073
Other current liabilities	1,367	1,902
Total current liabilities	169,452	153,116
Operating lease liabilities, noncurrent	37,322	47,327
Long-term debt, net	—	104,014
Other noncurrent liabilities	13,049	9,607
Total liabilities	219,823	314,064
Commitments and contingencies
Stockholders' Equity
Preferred stock, par value $0.001, 100,000,000 shares authorized as of January 31, 2026 and 2025, respectively. 0 shares issued and outstanding as of January 31, 2026 and 2025	—	—
Class A common stock, par value $0.001, 1,000,000,000 shares authorized as of January 31, 2026 and 2025, respectively. 81,956,537 shares and 76,644,240 shares issued and outstanding as of January 31, 2026 and 2025, respectively	82	77
Class B common stock, par value $0.001, 100,000,000 shares authorized as of January 31, 2026 and 2025, respectively. 12,644,614 shares and 13,404,097 shares issued and outstanding as of January 31, 2026 and 2025, respectively	13	13
Class C common stock, par value $0.001, 100,000,000 shares authorized as of January 31, 2026 and 2025, respectively. 0 shares issued and outstanding as of January 31, 2026 and 2025	—	—
Additional paid-in capital	2,790,722	2,560,224
Accumulated deficit	(1,265,583)	(1,105,730)
Total stockholders' equity	1,525,234	1,454,584
Total liabilities and stockholders' equity	$1,745,057	$1,768,648

ServiceTitan, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended January 31,		Fiscal
	2026	2025	2026	2025
Cash flows provided by operating activities
Net loss	$(41,737)	$(100,943)	$(159,853)	$(239,094)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization expense	22,718	20,385	83,195	80,221
Amortization of deferred contract costs	4,052	3,107	14,854	11,471
Non-cash operating lease expense	4,990	1,394	5,777	6,340
Stock-based compensation expense	54,399	94,679	197,115	163,729
Loss on impairment and disposal of assets	2,707	772	10,985	39,358
Change in valuation of contingent consideration	—	—	—	(135)
Deferred income taxes	764	(72)	1,691	1,182
Amortization of debt issuance costs	74	113	457	327
Loss on extinguishment of debt	1,488	—	1,488	—
Provision for credit losses	1,964	872	9,324	3,688
Changes in operating assets and liabilities, net of effect of business acquisition:
Accounts receivable	(5,450)	(4,123)	(20,829)	(17,686)
Prepaid expenses and other current assets	(305)	(6,123)	(1,885)	(2,863)
Deferred contract costs	(6,442)	(5,270)	(22,405)	(15,781)
Contract assets	(3,616)	(1,962)	(11,851)	(6,597)
Other assets	(3,228)	3,193	(2,197)	2,661
Accounts payable and other accrued expenses	5,212	(4,546)	12,096	(8,980)
Accrued personnel related expenses	8,708	14,046	2,744	23,165
Operating lease liabilities	(5,622)	(1,588)	(12,029)	(9,418)
Other liabilities	22	712	(222)	2,133
Deferred revenue	(117)	781	1,676	3,332
Net cash provided by operating activities	40,581	15,427	110,131	37,053
Cash flows used in investing activities
Capitalized internal-use software	(4,369)	(3,638)	(19,877)	(17,799)
Purchase of property and equipment	(700)	(997)	(4,704)	(3,800)
Deposits for property and equipment	(106)	—	(477)	—
Acquisition of business, net of cash acquired	—	—	(19,781)	(1,184)
Net cash used in investing activities	(5,175)	(4,635)	(44,839)	(22,783)
Cash flows provided by (used in) financing activities
Payment of contingent consideration	—	—	—	(300)
Proceeds from exercise of stock options	6,308	2,348	28,845	6,655
Proceeds from issuance of common stock in initial public offering, net of underwriting costs	—	682,952	—	682,952
Repayment of non-convertible preferred stock	—	(310,562)	—	(310,562)
Payment of debt arrangements	(106,227)	(70,268)	(107,032)	(71,618)
Payment of deferred initial public offering costs	—	—	(599)	—
Costs associated with initial public offering	—	(7,502)	—	(8,451)
Shares repurchased for tax withholding for the settlement of restricted stock units	—	—	—	(18,963)
Net cash provided by (used in) financing activities	(99,919)	296,968	(78,786)	279,713
Net increase (decrease) in cash, cash equivalents, and restricted cash	(64,513)	307,760	(13,494)	293,983
Cash, cash equivalents, and restricted cash
Beginning of period	493,865	135,086	442,846	148,863
End of period	$429,352	$442,846	$429,352	$442,846

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results prepared in accordance with GAAP, we believe non-GAAP gross profit and non-GAAP gross margin, in total and for platform, and professional services and other, non-GAAP sales and marketing expense, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income (loss) and non-GAAP earnings per share (“EPS”) are useful in evaluating our operating performance.

These measures, however, have certain limitations in that they reflect the exercise of judgment by our management about which expenses are excluded or included and do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, our financial results determined in accordance with GAAP. We caution investors that amounts presented in accordance with our definition of non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing expense, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income (loss) and non-GAAP EPS may not be comparable to similar measures disclosed by other companies because not all companies and analysts calculate these measures in the same manner.

For the reasons set forth below, we believe that excluding the following items provides information that is helpful in understanding our operating results, evaluating our future prospects, comparing our financial results across accounting periods, and comparing our financial results to our peers, many of which provide similar non-GAAP financial measures.

•
Stock-based compensation expense and related employer payroll taxes. We exclude stock-based compensation expense, including the performance-based RSUs granted to our Co-Founders, and related employer payroll taxes to allow investors to make more meaningful comparisons of our performance between periods and to facilitate a comparison of our performance to those of other peer companies. Stock-based compensation may vary between periods due to various factors unrelated to our core performance, including as a result of the assumptions used in the valuation methodologies, timing and amount of grants and other factors. We exclude employer payroll taxes because the amounts vary based on timing and settlement or vesting of awards unrelated to our core operating performance. Moreover, stock-based compensation expense is a non-cash expense that we exclude from our internal management reporting processes and when assessing our actual performance, budgeting, planning, and forecasting future periods.
•
Amortization of acquired intangible assets. We incur amortization expense for acquired intangible assets in connection with acquisitions of certain businesses and technologies. Amortization of acquired intangible assets is a non-cash expense that is significantly affected by the timing and size of acquisitions, and the inherent subjective nature of purchase price allocations. Because these costs have already been incurred, we exclude the amortization expense from our internal management reporting processes. We exclude these charges when assessing our actual performance and when budgeting, planning, and forecasting future periods. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well.
•
Restructuring charges. In connection with the workforce reductions that we implemented in fiscal 2025, we incurred employee-related expenses including severance and other termination benefits. We excluded these charges when assessing our actual performance and when budgeting, planning and forecasting future periods.
•
Loss on operating lease assets. We have incurred impairments on certain right-of-use assets and other long-lived assets. We believe that it is useful to exclude these charges when assessing the level of various operating expenses and resource allocations when budgeting, planning and forecasting future periods. In addition, we believe excluding such costs enhances the comparability between periods.

•
Acquisition-related items. We have incurred costs related to acquisitions, including legal, third-party valuation and due diligence, insurance costs, and one-time retention bonuses for employees of acquired companies. In addition, we periodically record the change to the fair value of contingent consideration related to past acquisitions. We exclude these items when assessing our actual performance and when budgeting, planning and forecasting future periods. We believe excluding these items allows investors to make meaningful comparisons between our core operating results and those of other peer companies.

Non-GAAP EPS

We define non-GAAP basic EPS as non-GAAP net income (loss) divided by weighted-average shares outstanding used in computing net loss per share attributable to common stockholders, basic. We define non-GAAP diluted EPS as non-GAAP net income divided by weighted-average shares outstanding giving effect to the weighted average of all potentially dilutive common stock equivalents outstanding for the period including options to purchase common stock, restricted stock units, and acquisition indemnity shares withheld. The dilutive effect of outstanding awards is reflected in non-GAAP diluted earnings per share by application of the treasury method.

Free Cash Flow

We define free cash flow as GAAP net cash provided by (used in) operating activities less cash used for investing activities for capitalized internal use software and less cash paid for purchases of, and deposits for, property and equipment. We believe that free cash flow is a meaningful indicator of our sources of liquidity and capital requirements that provides information to management and investors in evaluating the cash flow trends of our business. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth. Free cash flow has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Other companies may calculate free cash flow or similarly titled non-GAAP measures differently, which could reduce the usefulness of free cash flow as a tool for comparison. In addition, free cash flow does not reflect mandatory debt service and other non-discretionary expenditures that are required to be made under contractual commitments and does not represent the total increase or decrease in our cash balance for any given period.

ServiceTitan, Inc.

GAAP to Non-GAAP Reconciliations

(unaudited)

Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Platform		Professional Services and Other		Total
	Three Months Ended January 31,		Three Months Ended January 31,		Three Months Ended January 31,
	2026	2025	2026	2025	2026	2025
	(in thousands)
GAAP gross profit	$188,139	$146,289	$(10,485)	$(8,113)	$177,654	$138,176
Stock-based compensation expense and related employer payroll taxes	2,058	1,570	1,458	1,133	3,516	2,703
Amortization of acquired intangible assets	5,455	5,533	334	334	5,789	5,867
Loss on operating lease assets	352	102	257	52	609	154
Non-GAAP gross profit	$196,004	$153,494	$(8,436)	$(6,594)	$187,568	$146,900

	Platform		Professional Services and Other		Total
	Three Months Ended January 31,		Three Months Ended January 31,		Three Months Ended January 31,
	2026	2025	2026	2025	2026	2025
GAAP gross margin	76.8%	73.1%	(118.4)%	(88.1)%	69.9%	66.0%
Stock-based compensation expense and related employer payroll taxes	0.8%	0.8%	16.5%	12.3%	1.4%	1.3%
Amortization of acquired intangible assets	2.2%	2.8%	3.8%	3.6%	2.3%	2.8%
Loss on operating lease assets	0.1%	0.1%	2.9%	0.6%	0.2%	0.1%
Non-GAAP gross margin	80.0%	76.7%	(95.2)%	(71.6)%	73.8%	70.2%

* Totals may not foot due to rounding.

	Platform		Professional Services and Other		Total
	Fiscal		Fiscal		Fiscal
	2026	2025	2026	2025	2026	2025
	(in thousands)
GAAP gross profit	$711,874	$536,504	$(38,135)	$(35,577)	$673,739	$500,927
Stock-based compensation expense and related employer payroll taxes	6,423	5,731	5,563	4,298	11,986	10,029
Amortization of acquired intangible assets	22,102	21,902	1,336	1,786	23,438	23,688
Restructuring charges	—	386	—	129	—	515
Loss on operating lease assets	1,312	5,492	1,008	2,608	2,320	8,100
Non-GAAP gross profit	$741,711	$570,015	$(30,228)	$(26,756)	$711,483	$543,259

	Platform		Professional Services and Other		Total
	Fiscal		Fiscal		Fiscal
	2026	2025	2026	2025	2026	2025
GAAP gross margin	76.9%	72.6%	(107.3)%	(109.8)%	70.1%	64.9%
Stock-based compensation expense and related employer payroll taxes	0.7%	0.8%	15.6%	13.3%	1.2%	1.3%
Amortization of acquired intangible assets	2.4%	3.0%	3.8%	5.5%	2.4%	3.1%
Restructuring charges	—%	0.1%	—%	0.4%	—%	0.1%
Loss on operating lease assets	0.1%	0.7%	2.8%	8.1%	0.2%	1.0%
Non-GAAP gross margin	80.1%	77.1%	(85.0)%	(82.6)%	74.0%	70.4%

* Totals may not foot due to rounding.

Non-GAAP Sales and Marketing Expense

	Three Months Ended January 31,		Fiscal
	2026	2025	2026	2025
	(in thousands)
GAAP sales and marketing expense	$73,848	$69,735	$290,885	$253,349
Stock-based compensation expense and related employer payroll taxes	(7,262)	(12,854)	(27,342)	(24,630)
Amortization of acquired intangible assets	(5,245)	(5,575)	(21,741)	(22,237)
Restructuring charges	—	—	—	(292)
Loss on operating lease assets	(612)	(123)	(2,377)	(7,023)
Non-GAAP sales and marketing expense	$60,729	$51,183	$239,425	$199,167

Non-GAAP Research and Development Expense

	Three Months Ended January 31,		Fiscal
	2026	2025	2026	2025
	(in thousands)
GAAP research and development expense	$81,862	$76,057	$302,589	$263,054
Stock-based compensation expense and related employer payroll taxes	(16,414)	(18,993)	(56,255)	(47,053)
Acquisition-related items	—	—	—	(250)
Restructuring charges	—	—	—	(991)
Loss on operating lease assets	(582)	(126)	(2,261)	(6,837)
Non-GAAP research and development expense	$64,866	$56,938	$244,073	$207,923

Non-GAAP General and Administrative Expense

	Three Months Ended January 31,		Fiscal
	2026	2025	2026	2025
	(in thousands)
GAAP general and administrative expense	$64,615	$92,250	$249,470	$214,476
Stock-based compensation expense and related employer payroll taxes	(15,123)	(45,149)	(56,778)	(68,749)
Stock-based compensation expense - Co-Founders performance based RSUs	(13,514)	(14,980)	(53,618)	(14,980)
Acquisition-related items	(34)	—	(1,155)	(1,933)
Restructuring charges	—	—	—	(698)
Loss on operating lease assets	(1,115)	(231)	(3,992)	(17,189)
Non-GAAP general and administrative expense	$34,829	$31,890	$133,927	$110,927

Non-GAAP Income from Operations and Non-GAAP Operating Margin

	Three Months Ended January 31,		Fiscal
	2026	2025	2026	2025
	(in thousands)
GAAP loss from operations	$(42,671)	$(99,866)	$(169,205)	$(229,952)
Stock-based compensation expense and related employer payroll taxes	42,315	79,699	152,361	150,461
Stock-based compensation expense - Co-Founders performance based RSUs	13,514	14,980	53,618	14,980
Amortization of acquired intangible assets	11,034	11,442	45,179	45,925
Restructuring charges	—	—	—	2,496
Acquisition-related items	34	—	1,155	2,183
Loss on operating lease assets	2,918	634	10,950	39,149
Non-GAAP income from operations	$27,144	$6,889	$94,058	$25,242

	Three Months Ended January 31,		Fiscal
	2026	2025	2026	2025
GAAP operating margin	(16.8)%	(47.7)%	(17.6)%	(29.8)%
Stock-based compensation expense and related employer payroll taxes	16.7%	38.1%	15.9%	19.5%
Stock-based compensation expense - Co-Founders performance based RSUs	5.3%	7.2%	5.6%	1.9%
Amortization of acquired intangible assets	4.3%	5.5%	4.7%	5.9%
Restructuring charges	—%	—%	—%	0.3%
Acquisition-related items	—%	—%	0.1%	0.3%
Loss on operating lease assets	1.1%	0.3%	1.1%	5.1%
Non-GAAP operating margin	10.7%	3.3%	9.8%	3.3%

* Totals may not foot due to rounding.

Non-GAAP Net Income

	Three Months Ended January 31,		Fiscal
	2026	2025	2026	2025
	(in thousands)
GAAP net loss	$(41,737)	$(100,943)	$(159,853)	$(239,094)
Stock-based compensation expense and related employer payroll taxes	42,315	79,699	152,361	150,461
Stock-based compensation expense - Co-Founders performance based RSUs	13,514	14,980	53,618	14,980
Amortization of acquired intangible assets	11,034	11,442	45,179	45,925
Restructuring charges	—	—	—	2,496
Acquisition-related items	34	—	1,155	2,183
Loss on operating lease assets	2,918	634	10,950	39,149
Income tax effects related to the above adjustments (4)	(939)	1,646	(1,715)	439
Non-GAAP net income	$27,139	$7,458	$101,695	$16,539

(4) This amount represents adjustments for the current and deferred income tax effects on non-GAAP net income for the impact of the non-GAAP adjustments above.

Non-GAAP EPS

	Three Months Ended January 31, 2026 (5)	Full Fiscal Year 2026 (5)
	(in thousands, except share and per share amounts)
Numerator
Non-GAAP net income	$27,139	$101,695

Denominator
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic	94,113,302	92,378,699
Effect of dilutive securities: Stock-based awards	5,667,591	7,078,864
Weighted-average shares used in computing non-GAAP net income per share attributable to common stockholders, diluted	99,780,893	99,457,563

GAAP net loss per share, basic and diluted	$(0.44)	$(1.73)
Non-GAAP net income per share, basic	$0.29	$1.10
Non-GAAP net income per share, diluted	$0.27	$1.02

(5) ServiceTitan has not provided prior year non-GAAP EPS for the comparative three and twelve month periods ended January 31, 2025 because it does not believe such disclosure would provide meaningful supplemental information regarding an EPS trend due to the redeemable convertible preferred stock that was outstanding prior to our IPO.

Free Cash Flow

	Three Months Ended January 31,		Fiscal
	2026	2025	2026	2025
	(in thousands)
Net cash provided by operating activities	$40,581	$15,427	$110,131	$37,053
Capitalized internal-use software	(4,369)	(3,638)	(19,877)	(17,799)
Purchase of property and equipment	(700)	(997)	(4,704)	(3,800)
Deposits for property and equipment	(106)	—	(477)	—
Non-GAAP free cash flow	$35,406	$10,792	$85,073	$15,454